SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement   / /Confidential for Use of the Commission Only
/ / Definitive Proxy Statement       (as permitted by Rule  14a-6(e)(2))
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               TECHNE CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)   Amount Previously Paid:
                             --------------------------------------------------
2)   Form, Schedule or Registration Statement No.:
                                                   ----------------------------
3)   Filing Party:
                   ------------------------------------------------------------
4)   Date Filed:
                ---------------------------------------------------------------

                               TECHNE CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                October 19, 1995


         The annual meeting of shareholders of Techne Corporation will be held at the Sheraton Minneapolis Metrodome Hotel, 1330 Industrial Boulevard at 35W North, Minneapolis, Minnesota, on Thursday, October 19, 1995, at 3:30 p.m. (Minneapolis Time), for the following purposes:

     1.   To set the number of members of the Board of Directors at six (6).

     2.   To elect directors of the Company for the ensuing year.

     3. To approve certain current and future grants of options to outside directors of the Company under the Company's 1988 Nonqualified Stock Option Plan and to approve the reservation of 200,000 additional shares for issuance to employees, officers, directors, consultants and others under such Plan.

     4. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record shown on the books of the Company at the close of business on September 8, 1995, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

         This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.



                                                     THOMAS E. OLAND,
                                                     President

Dated:    September 20, 1995
          Minneapolis, Minnesota

                               TECHNE CORPORATION



                                PROXY STATEMENT
                                      for
                         Annual Meeting of Shareholders
                          to be held October 19, 1995



                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of Techne Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on October 19, 1995, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

         The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting.

         Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the Company's principal executive office is 614 McKinley Place N.E., Minneapolis, Minnesota 55413. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about September 20, 1995.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed September 8, 1995, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on September 8, 1995, 9,428,201 shares of the Company's Common Stock were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.


                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of September 8, 1995:

                                           Amount and
Name and Address                           Nature of Shares        Percent
of Beneficial Owner                        Beneficially Owned(1)   of Class(2)

Kopp Investment Advisors, Inc.             1,326,640(3)            14.1%
6600 France Avenue So.
Edina, Minnesota 55435

D. F. Dent & Co.                             703,884                7.5%
2 East Read St.
Baltimore, Maryland 21202

Thomas E. Oland                              363,460(4)(5)          3.8%
614 McKinley Place N.E.
Minneapolis, Minnesota 55413

Roger C. Lucas                               345,452(4)(6)          3.6%
41 E. Pleasant Lake Dr.
North Oaks, Minnesota 55127

Peter R. Peterson                            529,140(7)             5.6%
6111 Blue Circle Drive
Minnetonka, Minnesota 55343


(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of September 8, 1995, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(3) Kopp Investment Advisors, Inc. reports voting power over 5,000 of such shares and investment power over all such shares.

(4) Does not include 273,195 shares (2.9% of the Company's outstanding Common Stock) held by the Company's Stock Bonus Plan ("Stock Bonus Plan"), which are included in the group total in the Management Shareholdings table. The Company's Board of Directors, acting by a majority vote, currently directs the Trustee as to the voting of such shares.

(5) Includes 17,139 shares held by Thomas Oland and Associates, 51,481 shares held by the Thomas Oland and Associates Profit Sharing Plan and Trust and 66,277 shares subject to stock options which are exercisable as of September 8, 1995, or will become exercisable within 60 days of such date.

(6) Includes 54,813 shares subject to stock options which are exercisable as of September 8, 1995, or will become exercisable within 60 days of such date.

(7) Does not include shares, if any, which may be held from time to time in the trading account of Peterson Brothers Securities Company, a corporation of which Mr. Peterson is an affiliate. Mr. Peterson disclaims beneficial ownership of any such shares. Mr. Peterson is a former director, and was a promoter, of the Company.


                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of September 8, 1995, by each executive officer of the Company named in the Summary Compensation Table, by each director who is a nominee for reelection and by all directors and executive officers (including the named individuals) as a group:




Name of Director                      Number of Shares              Percent
or Identity Group                     Beneficially Owned(1)         of Class(2)

Thomas E. Oland                         363,460(3)                   3.8%
Roger C. Lucas                          345,452(4)                   3.6%
Howard V. O'Connell                      60,020(5)(6)                 .6%
G. Arthur Herbert                        56,355(5)(7)                 .7%
Monica Tsang                             45,670(8)                    .5%
James A. Weatherbee                      44,252(9)                    .5%
Randolph C. Steer, M.D.                  25,000(5)(6)                 .3%
Thomas C. Detwiler                       15,000(10)                   *
Lowell E. Sears                             100(5)                    *
Officers and directors
  as a group (11 persons)             1,247,504(11)                 13.0%

*        Less than 1%

(1)  See Note (1) to preceding table.

(2)  See Note (2) to preceding table.

(3)  See Notes (4) and (5) to preceding table.

(4)  See Notes (4) and (6) to preceding table.

(5)  See Note (5) to preceding table.

(6) Includes 5,000 shares subject to options which are exercisable as of September 8, 1995 or will become exercisable within 60 days of such date. Does not include option to purchase 5,000 shares which will become exercisable as of the date of the Annual Meeting if approved by the shareholders (See Proposal #3).

(7) Includes 25,000 shares subject to options which are exercisable as of September 8, 1995 or will become exercisable within 60 days of such date. Does not include option to purchase 5,000 shares which will become exercisable as of the date of the Annual Meeting if approved by the shareholders (See Proposal #3).

(8) Includes 25,000 shares subject to stock options which are exercisable as of September 8, 1995, or will become exercisable within 60 days of such date. Does not include the shares beneficially owned by James A. Weatherbee, Dr. Tsang's husband.

(9) Includes 25,000 shares subject to stock options which are exercisable as of September 8, 1995, or will become exercisable within 60 days of such date. Does not include the shares beneficially owned by Monica Tsang, Dr. Weatherbee's wife.

(10) Includes 15,000 shares subject to options which are exercisable as of September 8, 1995 or will become exercisable within 60 days of such date.

(11) Includes 717,219 shares held directly by officers, directors and their associates, 273,195 shares held by the Stock Bonus Plan and 257,090 shares which may be purchased pursuant to options which are exercisable as of September 8, 1995 or will become exercisable within 60 days of such date.


                             ELECTION OF DIRECTORS
                             (Proposals #1 and #2)

                              General Information

         The Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at six. Under applicable Minnesota law, approval of the proposal to set the number of directors at six, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year or until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

         The following table provides certain information with respect to the nominees for director.


                                       Current
                                       Position(s) with               Principal Occupation(s)                     Director
Name                        Age        Company                        During Past Five Years                        Since



Thomas E. Oland             54         Chairman of the                Chairman of the Board,                        1985
                                       Board,                         President and Treasurer of
                                       President,                     the Company since
                                       Treasurer and                  December 1985 and
                                       Director                       President of Research and
                                                                      Diagnostic Systems, Inc.
                                                                      ("R&D") since July 1982.

Roger C. Lucas              52         Vice Chairman                  Vice Chairman and Senior                      1985
                                       and Director                   Scientific Advisor to the
                                                                      Company's Board since July
                                                                      1995.  Chief Scientific
                                                                      Officer, Executive Vice
                                                                      President and Secretary of
                                                                      the Company from
                                                                      December 1985 to March
                                                                      1995.

Howard V.                   65         Director                       Vice Chairman of Kinnard                      1985
O'Connell                                                             Investments, Inc. and its
                                                                      subsidiary, John G. Kinnard
                                                                      and Company, Incorporated,
                                                                      a securities broker-dealer,
                                                                      since February 1990.
                                                                      President of Kinnard
                                                                      Investments, Inc. from
                                                                      October 1979 to February
                                                                      1990.

G. Arthur Herbert           69         Director                       Principal of CEO Advisors,                    1989
                                                                      a management and financial
                                                                      consulting firm, since
                                                                      January 1989; from January
                                                                      1969 to December 1988,
                                                                      President and Vice President
                                                                      Manager of Electro-Science
                                                                      Management Corp., a
                                                                      manager of Venture Capital
                                                                      Partnerships.

Randolph C. Steer,          45         Director                       Consultant to the                             1990
M.D.                                                                  pharmaceutical and
                                                                      biotechnology industries
                                                                      since 1989; Chairman/President
                                                                      and CEO of Advanced
                                                                      Therapeutics Communications
                                                                      International, a division
                                                                      of Physicians World
                                                                      Communications, a  medical
                                                                      communications corporation,
                                                                      from  1985 to   1989.
                                                                      Director of BioCryst
                                                                      Pharmaceuticals, Inc.


Lowell E. Sears             ___        Director                       Private investor since April                  1994
                                                                      1994.  For more than five
                                                                      years prior thereto, Chief
                                                                      Financial Officer of Amgen
                                                                      Inc., a pharmaceutical
                                                                      company.  Director of Neose
                                                                      Pharmaceuticals, Inc. and
                                                                      CoCensys, Inc.



Committee and Board Meetings

         The Company's Board of Directors has two standing Committees, the Audit Committee and the Compensation Committee. The Audit Committee (whose members are Messrs. Herbert, O'Connell and Steer) is responsible for reviewing the Company's internal audit procedures, the quarterly and annual financial statements of the Company and, with the Company's independent accountants, the results of the annual audit. The Audit Committee met four times during fiscal 1995. The Compensation Committee, whose members are Messrs. Herbert, O'Connell and Steer, recommends compensation for officers of the Company. The Compensation Committee met four times during fiscal year 1995. The Board does not have a nominating committee.

         During fiscal 1995, the Board held five meetings. Each director attended 75% or more of the total number of meetings of the Board and of Committees of which he was a member.

Directors' Fees

         Directors who are not employees of the Company are compensated at the rate of $1,500 per month. In addition, each nonemployee director receives $750 for each Board or Committee meeting attended, each Committee Chairman receives $500 for each Committee meeting attended, and each Committee Secretary receives $250 for each Committee meeting attended. Each nonemployee director has also previously received options under the Company's 1988 Nonqualified Stock Option Plan to purchase an aggregate of 50,000 shares of Common Stock at exercise prices equal to the fair market value of the Company's Common Stock on the date of grant, which options are generally exercisable in annual increments of 5,000 shares contingent upon the director's re-election to the Board. In addition, subject to approval by shareholders, Messrs. Herbert, O'Connell and Steer have each been granted a fully exercisable option to purchase 5,000 shares. In the future, if the automatic grant formula proposed for adoption by shareholders is approved by the shareholders, outside directors who do not hold a previously granted option which has not fully vested will be automatically granted a 10,000 share option on election and upon each re-election as a director. No such automatic grants will be made to current outside directors until the annual meeting of shareholders in 1996. (See Proposal #3 below.)

                   APPROVAL OF GRANTS OF OPTIONS AND INCREASE
                            IN RESERVED SHARES UNDER
                      1988 NONQUALIFIED STOCK OPTION PLAN
                                 (Proposal #3)

Proposed Resolutions

         General. The Board of Directors recommends the adoption of a four part resolution in order to implement certain current and future grants of options to outside directors of the Company under its 1988 Nonqualified Stock Option Plan (the "Plan"): (1) to approve the grant of an option to purchase a total of 50,000 shares to director Lowell E. Sears (the "Sears Option"); (2) to approve the grant of a one-time 5,000 share option to each of directors G. Arthur Herbert, Howard V. O'Connell and Randolph C. Steer (the "Other Options"); (3) to adopt an amendment to the Plan which would provide in the future for the automatic grant to outside directors upon their election or re-election as a director of an option to purchase 10,000 shares of the Company's Common Stock (the "Future Automatic Grants"); and (4) increase by 200,000 the number of shares reserved for issuance under the Plan (the "Increase in Shares Reserved Under Plan").

         Sears Option. On November 14, 1994 the Board of Directors elected Lowell E. Sears as an additional director. For more than five years, prior to April 1994, Mr. Sears was chief financial officer of Amgen Inc., a biotechnology and pharmaceutical company. As an inducement to join the Company as a director, the Board authorized, subject to shareholder approval, the grant to Mr. Sears of a ten-year option to purchase 50,000 shares of the Company's Common Stock at a price of $10.75 per share, the fair market value of a share on the date of grant, such option to vest at the rate of 12,500 shares on each of the first four anniversaries of his election as director provided that he continues to serve as a director on such vesting date. The shareholders of the Company are asked to approve the grant of this option to Mr. Sears as part of the resolution regarding current and future grants of options.

         Other Options. The second part of the resolution seeks shareholder aproval of options granted to outside directors Herbert, O'Connell and Steer each to purchase 5,000 shares of the Company's Common Stock at $13.50 per share, the fair market value of a share on the July 1, 1995 date of grant. Such options are fully exercisable on the date of grant, subject to shareholder approval of the grant, and remain exercisable for a period of ten years. The reasons for the proposal are to more fairly compensate such directors for their contributions to the Company and to provide an incentive for continued high performance.

         In 1991 the Board of Directors authorized and the shareholders of the Company approved the granting to each of such three directors, who were at the time the only outside directors of the Company, of options to purchase a total of 25,000 shares of the Company's Common Stock at the fair market value of $5.375 on the date of grant, each such option to become exercisable as to 5,000 shares on the optionee's re-election as a director in 1991 and each year through 1995. The Board feels that the number of shares has become inadequate in light of the size and success of the Company and, therefore, proposes to increase the total number for 1995 to 10,000 through seeking approval of the Other Options and for future years through the Future Automatic Grants described below.

         Future Automatic Grants. Part three of the resolution is approval of an amendment to the Plan to provide in the future for certain automatic grants of options upon the election and re-election of outside directors of the Company. Each option would be to purchase 10,000 shares of the Company's Common Stock at the fair market value of a share on the date of such election or re-election and have a term of ten years. Such options will be fully exercisable on the date of grant. In the event of the election of a new director by the Board between shareholder meetings, the number of shares would be pro-rated for the number of months until the next shareholder meeting. Such options would be granted only to non-employee, outside directors who do not hold options previously granted which have not fully vested. Therefore, no automatic options would be granted to Messrs. Herbert, O'Connell or Steer, until and unless they are re-elected in 1996 and none would be granted to Mr. Sears until and unless he is re-elected in 1999. No new grants of options to outside directors who are serving on the Compensation Committee at the time of grant or have served on such Committee wihin the prior 12 months would be permitted under the Plan except through the automatic grant provision. The shareholders of the Company are asked to approve the automatic grant provision as a long-term formula for attracting and retaining qualified outside directors.

         Increase in Shares Reserved Under Plan. There are currently 205,000 shares of Common Stock reserved for issuance under the Plan, all of which are subject to currently outstanding options. There has previously been issued under the plan a total of 95,000 shares. In order to provide sufficient shares for current and possible future grants to employees, consultants, directors and others, the shareholders of the Company are asked to approve the reservation of 200,000 additional shares for issuance under the Plan.

Description of the Plan

         General. A general description of the basic features of the Plan is presented below, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's President.

         Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees upon whose efforts the success of the Company will depend to a large degree.

        Term. Options may be granted pursuant to the Plan until the Plan is discontinued or terminated by the Board.

         Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the key employees to be granted options and to prescribe the particular form and conditions of each option (which may vary from optionee to optionee).

     Eligibility. All key employees, including officers, of the Company or of any subsidiary are eligible to receive options pursuant to the Plan. Directors of the Company who are not otherwise employees may be granted options only if such grants are approved by the shareholders of the Company. As of September 8, 1995, the Company had approximately ___ employees.

         Options. When an option is granted under the Plan the Committee at its discretion specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. Unless otherwise determined by the Board, the option price may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on September 8, 1995 was $_____.

         The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the option term may not exceed ten years from the date of grant. Each option granted under the Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the Plan will terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship.

         The Committee may impose additional or alternative conditions and restrictions on the options granted under the Plan.

         Amendment. The Board of Directors or the Committee may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee except as authorized in the event of a sale, merger, consolidation or liquidation of the Company.

         Federal Income Tax Consequences of the Plan. An optionee will not realize any taxable income on the date an option is granted to the optionee pursuant to the Plan. Upon exercise of the option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive a deduction in its fiscal year in which options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising options.

Plan Benefits

         The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan:

                      1988 Nonqualified Stock Option Plan

                                                       Total Number of
Name and Position/Group                                Options Received (1)

Thomas E. Oland
  Chairman of the Board and President                          -0-

Roger C. Lucas
  Vice Chairman and Senior Scientific Advisor                120,000

Thomas C. Detwiler                                             -0-

Monica Tsang                                                   -0-

James A. Weatherbee                                            -0-

Current Executive Officer Group (7 persons)                  120,000

Current Non-Executive Officer Director Group                 215,000(2)
(4 persons)

Current Non-Executive Officer Employee Group                   -0-



(1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time, except for the automatic grants of 10,000 share options to outside directors as described above under "Future Automatic Grants."

(2) Includes 50,000 share option granted to Lowell E. Sears and 5,000 share options granted to Messrs. Herbert, O'Connell and Steer subject to approval of such grants by the shareholders at the Annual Meeting. See "Sears Option" and "Other Options" above.

Vote Required

         The Board of Directors recommends that the shareholders adopt the resolutions to approve the option grants and the increase in the number of shares reserved under the 1988 Nonqualified Stock Option Plan. Approval of such resolutions requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or
(ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors of the Company is composed of directors G. Arthur Herbert, Howard V. O'Connell and Randolph C. Steer, M.D. None of the members of the Committee is or ever has been an employee or officer of the Company and none are affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.

         Overview and Philosophy. The Company's executive compensation program is comprised of base salaries, annual performance bonuses, long-term incentive compensation in the form of stock options, and various benefits, including the Company's profit sharing and savings plan in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses or stock options related to non-recurring, extraordinary performance.

         The Compensation Committee has followed a policy of paying annual base salaries which are on the moderate side of being competitive in its industry and of awarding bonuses based on achievement of specific revenue, profit and non-monetary goals. If the goals are achieved, the officer receives an option to purchase a number of shares with a fair market value on date of grant equal to 20% of the officer's base salary and receives, at the election of the officer, either a cash bonus equal to 20% of base salary or an additional option to purchase a number of shares with a fair market value on date of grant equal to 170% of the cash bonus alternative. Bonuses are awarded on a prorated basis if between 85% and 100% of the specific revenue and profit goals are achieved. The goals are established annually by the Compensation Committee or President of the Company.

         The Company is in the process of entering into formal three-year employment agreements with its full-time executive officers. See "Employment Contracts and Change in Control Arrangements" below. The agreements provide for base salaries subject to annual review, bonuses as described above, benefits as provided to all employees and severance compensation in an amount equal to one month's base salary for each year of employment with the Company in the event that the officer's employment is terminated without cause or in connection with a sale or merger of the Company.

     Compensation in 1995. During Fiscal 1995, the Company implemented a strategic management reorganization. The Company had operated since the beginning of the fiscal year with two executive officer, its President and Chief Executive Officer, Thomas E. Oland, and its Executive Vice President, Dr. Roger
C. Lucas. In March 1995, the Company acceded to the wishes of Dr. Lucas to plan for his retirement on June 30, 1997 and entered into an agreement with him whereby he would resign as an officer of the Company as of June 30, 1995 and reduce his time commitment to the Company but for a two-year period continue as a director and part-time employee of the Company. Simultaneously the Company elected five new executive officers, all persons who previously were heads of departments of the Company. As of July 1, 1995, Dr. Lucas and the Company determined that greater efforts and involvement by him in the Company's affairs would be required than was contemplated in March. They, therefore, entered into a supplemental agreement under which Dr. Lucas has been elected Vice Chairman and Senior Scientific Advisor to the Board of Directors, his time commitment to the Company has increased and he has accepted responsibility for the investigation and development of new business opportunities for the Company.

         In fiscal 1995, the Compensation Committee maintained its principal compensation policies and made adjustments in base salaries to reflect competitive industry and individual performance factors. Base salaries for 1995 for each officer were adjusted in reference to individual factors. Mr. Oland's base salary was increased from $159,000 in fiscal 1994 to $165,000 in fiscal 1995 in recognition of his management performance and the Company's increases in revenues and earnings. Dr. Lucas' base salary was increased from $192,500 in fiscal 1994 to $200,000 in fiscal 1995 based on industry norms and the impressive growth of the Company's Biotechnology Division.

         The Committee at the beginning of fiscal 1995 established performance criteria based principally on growth in revenues and earnings which, if met, would permit each officer to earn a bonus. All performance criteria were achieved in fiscal 1995. Mr. Oland elected to waive the bonus which he had earned. Dr. Lucas received a cash bonus of $80,000 and an option to purchase 25,000 shares of the Company's Common Stock at $13.50 per share.

         General. The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company has a profit sharing and savings plan in which all qualified employees, including the executive officers, participate. In each of the past three fiscal years the Company has contributed to the plan an amount equal to approximately 9% to 10% of gross wages. One half of the assets of the plan have been invested in Common Stock of the Company. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 1995.

         Chief Executive Officer Compensation. Thomas E. Oland served as the Company's Chief Executive Officer in fiscal 1995. His compensation was determined in accordance with the policies described above as applicable to all executive officers. His base salary was increased from $159,000 in fiscal 1994 to $165,000 in fiscal 1995 in light of the Company's 16% increase in net earnings from 1993 to 1994. For fiscal 1995 performance he earned but waived a bonus consisting of a stock option and cash. He is eligible for a bonus in fiscal 1996 in accordance with criteria established by the Compensation Committee which are based 80% on the Company's achievement of revenue and profit goals and 20% on intangible factors.

         Summary. Aggregate executive compensation decreased moderately in fiscal 1994 because certain executive officers elected to waive bonuses which they had earned. The Compensation Committee intends to continue its policy of paying relatively moderate base salaries, basing bonuses on specific revenue and profit goals and granting options to provide long-term incentive.

                                  G. Arthur Herbert
                                  Howard V. O'Connell
                                  Randolph C. Steer, M.D.
                                    Members of the
                                    Compensation Committee

Employment Contracts and Change in Control Arrangements

         On March 16, 1995, the Company terminated its prior employment agreement with Dr. Roger C. Lucas, a director of the Company and formerly its Executive Vice President, Secretary and Chief Scientific Officer. The Company agreed to plan for Dr. Lucas' retirement on June 30, 1997 by accepting his resignation as an officer of the Company effective as of June 30, 1995 but retaining his services for the additional two year period as a director and part-time employee. The Company agreed to continue for the two year period to pay his annual base salary of $200,000, to pay the cash bonus of $80,000 and issue the option on 25,000 shares of Common Stock for which he was eligible for fiscal 1995, to pay for accrued, unused vacation time and to continue to provide him with health and insurance benefits for the term of the agreement unless he becomes a participant in similar plans elsewhere. The agreement did not materially alter the terms or applicability of a confidentiality and non-competition agreement between the Company and Dr. Lucas dated May 28, 1981 whereby Dr. Lucas is prohibited from competing with the Company for a period of two years following his termination of employment by the Company.

         As of July 1, 1995, the Company and Dr. Lucas determined that greater efforts and involvement by him in the Company's affairs would be required than was contemplated by the March agreement. They, therefore, entered into a supplemental agreement pursuant to which Dr. Lucas has been elected Vice Chairman and Senior Scientific Advisor to the Board of Directors, will spend approximately 50% of his time as an employee of the Company and is responsible for the investigation and development of new business opportunities for the Company. Under the terms of the supplemental agreement, the Company is to continue to pay Dr. Lucas his annual base salary of $200,000 and has issued to Dr. Lucas, subject to shareholder approval, an option to purchase an aggregate of 50,000 shares of the Company's Common Stock at $13.50 per share (fair market value on the July 1, 1995 date of grant), such option to vest as to 12,500 shares on June 30 of each of 1996, 1997, 1998 and 1999 provided that he continues to be employed under the terms of the supplemental agreement on such vesting dates. The supplemental agreement is terminable by either party with or without cause on 30 days notice. Upon termination of the supplemental agreement, the parties will revert to the March 1995 agreement with the exception that the original two-year term of such agreement will be reduced by one month for every two months which Dr. Lucas has worked under the supplemental agreement.

         The Company is in the process of entering into formal three-year employment agreements with each of its full-time executive officers with the exception of the President and Chief Executive Officer, with whom the Company has an oral understanding. The agreements provide for base salaries subject to annual review, bonuses as described in the Compensation Committee Report contained in this proxy statement, benefits as provided to all employees and severance compensation in an amount equal to one month's base salary for each year of employment by the Company in the event that the officer's employment is terminated without cause or in connection with a sale or merger of the Company. Base salaries for fiscal 1996 for the executive officers named in the Summary Compensation Table are as follows: T. Oland - $175,000; R. Lucas - $200,000; M. Tsang - $124,000; J. Weatherbee - $124,000; and T. Detwiler - $149,864. Each of such officers is also subject to a confidentiality and non-competition agreement which prohibits competition with the Company for a period of two years following termination of employment with the Company.

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's President (who serves as chief executive officer) and to the Company's other executive officers) whose salary and bonus for fiscal 1995 exceeded $100,000.


                                                                                           Long Term Compensation
                                                                                     ---------------------------------
                                                                                              Awards           Payouts

                                                Annual Compensation
                                        -------------------------------------
                                                                                     Restricted                LTIP      All Other
Name and                  Fiscal                                                     Stock        Options      Payouts   Compen-
Principal Position        Year          Salary ($)       Bonus ($)      Other        Awards($)    /SARs (#)    ($)       sation ($)
------------------        ------        ----------       ---------      -----        ----------   ---------    -------   ----------

Thomas E. Oland,          1995          165,000             -0-         None         None                 0    None      17,463(1)
Chairman of the Board     1994          159,000             -0-         None         None               667    None      26,999(1)
and President             1993          150,000           50,000        None         None             5,610    None      28,984(1)



Roger C. Lucas,           1995          200,000           80,000        None         None            45,000    None      20,168(2)
Former Executive Vice     1994          192,500           77,000        None         None            15,000    None      32,657(2)
President                 1993          175,000           90,000        None         None            29,537    None      30,651(2)



Monica Tsang,             1995          135,200           25,000        None         None            15,000    None       8,732(3)
Vice President -          1994          100,500            -0-          None         None                 0    None      13,005(3)
Research                  1993           87,000            -0-          None         None                 0    None      10,984(3)



James A. Weatherbee,      1995          135,200           25,000        None         None            15,000    None       8,732(4)
Vice President and        1994          100,600            -0-          None         None                 0    None      13,010(4)
Chief Scientific Officer  1993           87,200            -0-          None         None                 0    None      11,011(4)



Thomas C. Detwiler,       1995          147,000            -0-          None         None                 0    None      17,463(5)
Vice President -          1994          140,000           56,000        None         None            25,000    None         -0-
Scientific and            1993          N/A               N/A           N/A          N/A                N/A    N/A         N/A (5)
Regulatory Affairs





(1) Amount reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 610, 1,103 and 958 shares in fiscal 1995, 1994 and 1993, respectively.

(2) Amount reflects life insurance premiums of $2,705, $2,150 and $1,667 in fiscal 1995, 1994 and 1993, respectively. Of the remainder, one-half reflects Company contributions to Profit Sharing and Savings Plan and one-half reflects Company contributions to Stock Bonus Plan, consisting of 610, 1,247 and 958 shares in fiscal 1995, 1994 and 1993, respectively.

(3) Amount reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 305, 531 and 363 shares in fiscal 1995, 1994 and 1993, respectively.

(4) Amount reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 305, 532 and 364 shares in fiscal 1995, 1994 and 1993, respectively.

(5) Amount for 1995 reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 610 shares. Dr. Detwiler's employment with the Company began in fiscal 1994.

Option/SAR Grants During 1995 Fiscal Year

         The following table provides information related to options granted to the named executive officers during fiscal 1995. The Company has not granted any stock appreciation rights.


                                    Individual Grants                          Potential Realizable
                      ------------------------------------------------------   Value at Assumed
                                                                               Annual Rates of Stock
                                                                               Price Appreciation for
                                                                               Option Term
                                                                               ----------------------
                                    Percent of Total
                                    Options/SARs
                      Options/SARs  Granted to       Exercise or
                      Granted       Employees        Base Price    Expiration
Name                  (#)           in Fiscal Year   ($/Sh)        Date        5% ($)     10% ($)
-------------------   --------      --------------   -----------   --------    --------   --------

Thomas E. Oland       -0-             --              --           --          --         --

Roger C. Lucas        20,000(1)      21.1%           $  8.875      8/04/01     $ 72,260   $168,397
                      25,000(1)      26.3%           $ 13.50       6/30/02     $137,396   $320,192

Monica Tsang          15,000(1)      15.8%           $ 11.25       10/20/01    $ 68,698   $160,096

James A. Weatherbee   15,000(1)      15.8%           $ 11.25       10/20/01    $ 68,698   $160,096

Thomas C. Detwiler    -0-             --              --           --          --         --





(1)      Such options became exercisable immediately upon grant.

Option/SAR Exercises During 1995 Fiscal
Year and Fiscal Year End Option/SAR Values

         The following table provides information related to options exercised by the named executive officers during the 1995 fiscal year and the number and value of options held at fiscal year end.

                                                                                                       Value of
                                                                             Number of                 Unexercised
                                                                             Unexercised               In-the-Money
                                                                             Options/SARs at           Options/SARs at
                                   Shares                                    FY-End (#)                FY-End ($)(1)
                                   Acquired on          Value                Exercisable/              Exercisable/
Name                               Exercise (#)         Realized ($)         Unexercisable             Unexercisable
----                               ------------         ------------         ----------------          -------------

Thomas E. Oland                           -0-                  -0-               66,277/0                405,184/0

Roger C. Lucas                            -0-                  -0-              134,813/14,724           494,994/49,694

Monica Tsang                              -0-                  -0-               25,000/0                 76,250/0

James A. Weatherbee                       -0-                  -0-               25,000/0                 76,250/0

Thomas C. Detwiler                        -0-                  -0-                7,500/17,500                 0/0



(1) Based on the difference between $13.50 (the closing price of the Company's Common Stock on June 30, 1995 as reported by Nasdaq) and the option exercise price.

Stock Performance Chart

         The following chart compares the cumulative total shareholder return on the Company's Common Stock with S&P Midcap 400 Index and the S&P Midcap Biotech Index. The comparison assumes $100 was invested on June 30, 1990 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.



                                                                               Indexed Returns
                                                                                 Years Ending
                                                                           -----------------------
Company/Index                              June 90         June 91         June 92         June 93         June 94         June 95
-------------                              -------         -------         -------         -------         -------         -------

Techne Corporation                         100.00          257.14          342.86          561.90           400.00          514.29

S&P Midcap 400 Index                       100.00          112.84          133.77          164.13           164.03          200.68

S&P Midcap Biotech Index                   100.00          135.55          113.14          121.85           103.38          159.30


                              INDEPENDENT AUDITORS

         Deloitte & Touche LLP acted as the Company's independent auditors for the 1995 fiscal year. The Company has not selected its independent auditors for the current fiscal year ending June 30, 1996.

         A representative of Deloitte & Touche LLP is expected to be present at the shareholders' meeting, will have the opportunity to make any desired comments, and will be available to respond to appropriate questions.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10 percent shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 1995, all Section 16(a) filing requirements applicable to Insiders were complied with except that one Form 4 covering two transactions was filed late by Randolph C. Steer, M.D.

                             SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1995 Annual Meeting must be received by the Company at its offices by May 22, 1996, to be considered for inclusion in the Company's proxy statement and related proxy for the 1996 Annual Meeting.


                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                                 ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1995, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1995, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO PRESIDENT, TECHNE CORPORATION, 614 MCKINLEY PLACE N.E., MINNEAPOLIS, MINNESOTA 55413.


Dated:   September 20, 1995
         Minneapolis, Minnesota

                               TECHNE CORPORATION

                      1988 NONQUALIFIED STOCK OPTION PLAN
                       (As Amended Through June 30, 1995)


                                   SECTION 1.

                                  DEFINITIONS


         As used herein, the following terms shall have the meanings indicated below:

     (a) The "Company" shall mean TECHNE CORPORATION, a Minnesota corporation.

     (b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

     (c) "Common Stock" shall mean the Common Stock of the Company (subject to adjustment as described in Section 10) reserved for options pursuant to this Plan.

     (d) The "Plan" means the Techne Corporation 1988 Nonqualified Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreement.

     (e) The "Optionee" is an employee, officer, director or such other individual of the Company or any Subsidiary to whom an option has been granted under the Plan.

     (f) "Committee" shall mean a Committee of three or more persons who may be appointed by and serve at the pleasure of the Board and shall have such powers and authority as are granted to it by the Board. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 means a person who, among other things, is not eligible and has not at any time within one year prior to appointment to the Committee been eligible to participate in the Plan or in any other plan of the Company entitling participants to acquire stock, stock options or stock appreciation rights.

     (g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

                                   SECTION 2.

                                    PURPOSE

         The purpose of the Plan is to promote the success of the Company and its subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees upon whose efforts the success of the Company and its subsidiaries will depend to a large degree.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after adoption of the Plan by the Board of Directors.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or, to the extent empowered by the Board by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(f) of this Plan) which may be appointed by the Board from time to time. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, the directors, officers and employees to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Committee shall have such powers as are granted to it by the Board. The Board, or the Committee, if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's interpretation of the Plan, or the Committee's interpretation if so empowered by the Board, and all actions taken and determinations made by the Board pursuant to the power vested in it hereunder, or by the Committee to the extent empowered by the Board, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.

                                  PARTICIPANTS

         The Board, or the Committee, if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those directors, officers, employees and such other individuals of the Company or of any Subsidiary to whom stock options shall be granted; provided, however, that if the Board or the Committee grants an option to a non-employee director, such grant shall be approved by the shareholders of the Company. The Board or the Committee may grant additional options to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant.


                                   SECTION 6.

                                     STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Three Hundred Thousand (300,000) shares of Common Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 10 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Options may be granted pursuant to the Plan from time to time after the Plan is approved by the Board of Directors and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                                    PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash or certified check. The Board or the Committee (if empowered by the Board) may, in its sole discretion, also authorize optionees to pay for shares upon exercise of options with Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below.

                                   SECTION 9.

                        TERMS AND CONDITIONS OF OPTIONS

         Each option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved by the Board, or the Committee if so empowered by the Board, from time to time and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the Option. Unless otherwise determined by the Board of Directors, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option. For purposes hereof, "fair market value" of the Common Stock per share shall be the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; provided that if such stock is then quoted on the national market system or is listed upon an established stock exchange or exchanges, such "fair market value" shall be the highest closing price of such stock on such national market system or stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. The Board, or the Committee if so empowered by the Board, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Option. The term during which any option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any option be exercisable during a term of more than ten (10) years after the date on which it is granted. The Option Agreement shall state when the option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Transfer of Option. No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during his lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.

         (d) Withholding. In the event the Optionee is required under the Option Agreement to pay to the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Board or the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock to be withheld shall be valued at its "fair market value" as provided under Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made by the Optionee on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (e) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Board, or the Committee if so empowered by the Board, shall deem advisable.


                                  SECTION 10.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange or liquidation of the Company, the Board of Directors may, in connection with the Board's adoption of the plan for sale, merger, exchange or liquidation, provide for one or more of the following: (i) the equitable acceleration of the exercisability of any outstanding options hereunder; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                  SECTION 11.

                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to an Optionee, the Board or the Committee may require the Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 11.


                                  SECTION 12.

                            RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 10 of the Plan).


                                  SECTION 13.

                             AMENDMENT OF THE PLAN

         The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 10, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee.


                                  SECTION 14.

                        NO OBLIGATION TO EXERCISE OPTION


         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any subsidiary any obligation to retain the Optionee in its employ for any period.

                                AMENDMENT NO. 1
                                       TO
                               TECHNE CORPORATION
                      1988 NONQUALIFIED STOCK OPTION PLAN


     This Amendment No. 1 to the Techne Corporation 1988 Nonqualified Stock Option Plan adopted by resolution of the Board of Directors of Techne Corporation (the "Company), and effective on the date immediately following the date the shareholders of the Company approved this Amendment No. 1.

                              W I T N E S S E T H:

         WHEREAS,  the Board of  Directors of the Company has adopted the Techne
Corporation 1988 Nonqualified Stock Option Plan (the "Plan"), which was subsequently approved by the Company's shareholders; and

         WHEREAS, the Board of Directors of the Company has determined it to be in the Company's best interests to amend the Plan to provide, among other things, for the grant of nonqualified stock options to the Company's nonemployee directors pursuant to a formula set forth in the Plan, and the shareholders have approved such amendment;

         NOW, THEREFORE, RESOLVED that pursuant to Section 13 of the Plan, certain provisions of the Plan are hereby amended to read as follows:

     1. Paragraph (f) of Section 1 of the Plan shall be amended in its entirety to read as follows:

     (f) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. A "disinterested" person under Rule 16b-3 generally means a person who has not been, at any time within one year prior to his or her appointment to the Committee and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company, except to the extent permitted by Rule 16b-3, or any successor provision.

     2. Section 1 of the Plan shall be amended by adding the following new subsection (h) as follows:

     "(h) `Outside Director' means a member of the Board of Directors of the Company who is not an employee of the Company or any of its affiliates."

     3. Section 5 of the Plan shall be amended in its entirety to read as follows:

                                 "PARTICIPANTS

                  The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; and provided, further, that Outside Directors who are serving on the Committee or have served on the Committee within the prior twelve (12) months shall only be eligible to receive nonqualified stock options pursuant to Section 15. Except with respect to nonqualified stock options granted to Outside Directors pursuant to
         Section 15, the Board or the Committee may grant additional nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants, and shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan."

     4. Section 13 of the Plan, "Amendment of the Plan," shall be amended by adding the following sentence at the end thereof:

         "In no event shall the Board or the Committee, either directly or indirectly, amend the provisions of Section 15 relating to nonqualified stock options that are granted to Outside Directors more frequently than once every six (6) months, unless such amendment is required to comply with changes in the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, or with the Internal Revenue Code and the regulations thereunder."

     5. The Plan is hereby amended by adding a new Section 15, "Nonqualified Stock Options For Outside Directors," to read as follows:

                                  "SECTION 15

                NONQUALIFIED STOCK OPTIONS FOR OUTSIDE DIRECTORS


         (a) Grant of Nonqualified Stock Options. Grants of nonqualified stock options to Outside Directors under this Section 15 shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (1) No person shall have any discretion to select the Outside Directors that shall be eligible for nonqualified stock options granted pursuant to this Section 15 or to determine the number of shares of Common Stock to be subject to such options, the option price per share or the date of grant.

               (2)  Annual Grants.

                    a. Each Outside Director who is serving on the Board of Directors of the Company as of the effective date of Amendment No. 1 to the Plan shall be granted a nonqualified stock option to purchase 10,000 shares of Common Stock on the date of each annual shareholders' meeting thereafter, so long as such Outside Director continues to serve on the Board; provided, however, that such Outside Director shall not be granted such nonqualified stock option if the Outside Director currently holds a nonqualified stock option which has not, as of the date of such annual shareholders' meeting, become fully exercisable.

                    b. Each Outside Director who becomes a member of the Board of Directors after the effective date of Amendment No. 1 to the Plan shall be granted a nonqualified stock option to purchase 10,000 shares of Common Stock on the date that such Outside Director is first elected to the Board of Directors and on the date of each annual shareholders' meeting thereafter, so long as such Outside Director continues to serve on the Board; provided, however, that such Outside Director shall not be granted such nonqualified stock option if the Outside Director currently holds a nonqualified stock option which has not, as of the date of such annual shareholder's meeting, become fully exercisable; and provided, further, that if, after his election, such Outside Director serves on the Board of Directors for less than 12 months before the annual shareholders' meeting immediately following his election, such Outside Director shall receive a nonqualified stock option for the number of shares determined by multiplying 10,000 by a fraction, the numerator of which is the number of months during which such Outside Director served on the Board of Directors before such annual shareholders' meeting and the denominator of which is 12.

         (b) Option Price. The option price per share for all nonqualified stock options granted pursuant to Section 15(a) above shall be one hundred percent (100%) of the fair market value of a share of Common Stock on the date the nonqualified stock option is granted. For purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth in Section 9(a) herein.


         (c)      Duration and Exercise of Options.

                    (1) Duration of Options. Except as otherwise provided in this Plan, the period during which any nonqualified stock option granted to Outside Directors under this
                         Section 15 may be exercised shall be ten (10) years after the date that the option is granted.

                    (2)  Exercisability of Nonqualified Stock Options.

                    a. In no event shall any nonqualified stock options granted to Outside Directors be exercisable prior to the date that Amendment No. 1 to the Plan is approved by the shareholders of the Company. If shareholder approval of Amendment No. 1 is not obtained within twelve (12) months following its adoption by the Board, any nonqualified stock options previously granted to Outside Directors pursuant to this Section 5 shall be revoked.

                    b. All nonqualified stock options granted to Outside Directors pursuant to Section 15(a) shall be fully exercisable on the date that the option is granted. If the Outside Director does not purchase in any year the full number of shares which the Outside Director is entitled to purchase in that year, the Outside Director shall be entitled to purchase in any subsequent year such previously unpurchased shares, subject to the expiration of such nonqualified stock option as specified in Section 15(c)(1) above.

     (d) Payment of Option Price. Upon the exercise of any nonqualified stock option granted to an Outside Director pursuant to this Section 15, the purchase price for such shares of Common Stock subject to such option shall be paid in cash or certified check, by the transfer from the Outside Director to the Company of previously acquired shares of Common Stock, or any combination thereof. Any Common Stock so transferred shall be valued at its fair market value determined in accordance with Section 9(a) herein. For purposes of this Section 15(d), "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by the Outside Director at the time of exercise.

     (e) Rights as a Shareholder. The Outside Director shall have no rights as a shareholder with respect to any shares of Common Stock subject to a nonqualified stock option until the Outside Director becomes the holder of record of such shares. Except as provided in Section 10, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Outside Director becomes the holder of record of such shares of Stock.

     (f) Compliance with Rule 16b-3. All nonqualified stock options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3, or its successor, of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

     (g)  Termination  of Status as a  Director.  In the event  that an  Outside
          Director's   membership  on  the  Board   terminates,   the  following
          provisions shall apply:

          (1) If the Outside Director's membership on the Board terminates for any reason other than the Outside Director's death, the Outside Director shall be entitled to exercise any nonqualified stock option granted to such Outside Director pursuant to this Section 15 until the earlier of (i) the close of business on the date that is thirty (30) days following the date of such termination, and (ii) the expiration of the option as provided in Section 15(c)(1) above. To the extent that the Outside Director does not exercise such Option within the period specified in this Section 15(g)(1), all rights of the Outside Director under such Option shall be forfeited.

          (2)  If the Outside  Director dies (i) while a member of the Board, or
               (ii) within the thirty (30) days following the termination of the Outside Director's membership on the Board as provided in Section 15(g)(1) above, any nonqualified stock option granted to such Outside Director may be exercised by the Outside Director's estate or any person who acquired the right to exercise any nonqualified stock option granted to such Outside Director pursuant to this Section 15 by bequest or inheritance until the earlier of (i) the close of business on the six-month anniversary date of the Outside Director's death, and (ii) the expiration of the option as provided in Section 15(c)(1) above.

     6. Except as modified herein, all other provisions of the Plan shall remain in full force and effect.


         The undersigned hereby certifies that the foregoing Amendment No. 1 was adopted by the Board of Directors of the Company on August 30, 1995 and approved by the shareholders of the Company on October 19, 1995.


                                      TECHNE CORPORATION


                                      By:
                                          Its President

                               TECHNE CORPORATION


                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMAS E. OLAND and ROGER C. LUCAS, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Techne Corporation registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Thursday, October 19, 1995, at 3:30 p.m., Minneapolis Time, at the Sheraton Minneapolis Metrodome Hotel, 1330 Industrial Boulevard at 35W North, Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

The Board of Directors recommends that you vote "FOR" the following proposals:


(1)      SET NUMBER OF DIRECTORS AT SIX:

         [    ] FOR            [    ] AGAINST               [    ] ABSTAIN

(2) ELECT DIRECTORS: Nominees: Thomas E. Oland, Roger C. Lucas, Howard V. O'Connell, G. Arthur Herbert, Randolph C. Steer, M.D., and Lowell E. Sears.

         [    ]   FOR all Nominees listed above       [    ]   WITHOUT AUTHORITY
                  (except those whose names have        to vote for all nominees
                  been written on the line below)                   listed above

         (To withhold authority to vote for any nominee, write that nominee's name on the line below.)



(3) APPRO1VE OPTION GRANTS TO OUTSIDE DIRECTORS AND 200,000 SHARE INCREASE IN NUMBER OF SHARES RESERVED UNDER 1988 NONQUALIFIED STOCK OPTION PLAN:

         [    ] FOR            [    ] AGAINST               [    ] ABSTAIN

(4) OTHER MATTERS. In their discretion, the appointed proxies are authorized to vote upon such others business as may properly come before the Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.


Date            , 1995.




                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, official position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.